UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

DUKE ENERGY CORPORATION
(a Delaware corporation)
1-32853	550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

Duke Energy Corporation (“Duke Energy”) is one of many companies providing essential services during this national emergency related to the COVID-19 pandemic. We have implemented a comprehensive set of actions to help our customers, communities, and employees, and will continue to closely monitor developments and adjust as needed to ensure reliable service while protecting the safety and health of our workforce.  In addition to measures to protect our workforce and critical operations, Duke Energy is actively managing the materials, supplies, and contract services for our generation, transmission, distribution, and customer services functions.  Duke Energy currently has no issues of significance in the supply chain for our core electric and gas utilities businesses.  Furthermore, at this time there are no significant supply chain issues in our Commercial Renewables business, and all of our solar and wind generation projects with forecasted significant contributions to 2020 earnings are currently expected to reach commercial operation in 2020.  We will continue to closely manage and monitor developments in our supply chain.

Duke Energy plans to announce its first quarter 2020 financial results on Tuesday, May 12, 2020, in a news release to be posted on our website at duke-energy.com/investors.  An earnings conference call for analysts will be scheduled that day to discuss first quarter 2020 financial results and other business and financial updates, including an update on the actual and estimated potential business and financial effects of the COVID-19 pandemic.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 27, 2020	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Assistant Corporate Secretary

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